CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

The following information supplements the disclosure in the Prospectus of the Trust. Defined terms have the same meanings as set forth in the Prospectus.

Supplement dated September 16, 1999 to the Prospectus dated November 27,
1998

On September 1, 1999 the Trust's Board of Trustees approved the following:

? The termination of National Asset Management Corp. ("National") as investment advisor to the Long-Term Bond Investments ("Long-Term Bond Portfolio"). National will be replaced with Western Asset Management Company ("Western"). Western will seek the Long-Term Bond Portfolio's investment objective of total return by investing primarily in non-Treasury fixed-income securities such as corporate bonds and mortgage-backed securities. Western will implement its long duration philosophy utilizing multiple strategies, sector allocation and diversification. Pursuant to an investment advisory agreement entered into between the Trust's Manager, SSBC Fund Management Inc. and Western, Western will receive 0.20% of the value of the average daily net assets of the Long-Term Bond Portfolio. This fee is computed daily and paid monthly based on the value of the average daily net assets of the Long-Term Bond Portfolio. Western, located in Pasadena, California is an affiliate of Legg Mason, Inc. and currently manages approximately $57 billion in assets.

 Shareholders of the Long Term Bond Portfolio will soon receive an information statement regarding this change.

? An amendment to the Trust's investment policies to permit Long-Term
Bond Portfolio to  invest up to 20% of its assets in mortgage-backed securities

 In addition, the following sub-advisers to portfolios of the Trust have new portfolio management:

? With regard to Emerging Markets Equity Investments, Joshua
Feuerman of State Street has left State Street; presently State
Street manages its portion of assets of Emerging Markets Equity
Investments with its Emerging Markets Investments Team.

? With regard to International Equity Investments, Andrew Parlin has left Oechsle LLC; Oechsle LLC's remaining portfolio managers will continue to be responsible for the day-to-day management of its portion of assets of International Equity Investments.

? With regard to Small Capitalization Growth Investments, Richard Coons has left WSA; William Jeffrey III and Kenneth McCain will continue to be responsible for the day-to-day management of its portion of assets of Small Capitalization Growth Investments.

? With regard to Municipal Bond Investments, Nancy Noto has left
Smith Affiliated; presently Smith Affiliated's six member
Investment Committee is responsible for the day-to-day management of Municipal Bond Investments.

FD 01699
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